UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 5, 2005

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street Philadelphia, PA 19123
(Address of Principal Executive Offices)

(215) 873-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)  On May 5, 2005, the Audit Committee of the Board of Directors of Mothers Work, Inc. (the “Company”) concluded that a restatement of its historical financial statements was necessary to correct errors resulting from the Company’s prior method of accounting for lease transactions.  Corrected financial information for the three year period ended September 30, 2004 and for the first quarter of fiscal 2005, which are the periods being restated, will be reflected in forthcoming amendments to the Company’s periodic reports on Form 10-K for the fiscal year ended September 30, 2004 and on Form 10-Q for the fiscal quarter ended December 31, 2004.  The restatements involve only non-cash adjustments and will not have any impact on the Company’s previously reported sales, comparable store sales or its compliance with any financial covenant under its revolving credit facility or other debt instruments.

As previously disclosed, after consultation with the Company’s independent registered public accounting firm, KPMG LLP, Company management determined, like many other publicly-held companies in the retail industry, that it would change its method of accounting for leases, including its method of accounting for tenant improvement allowances, rent holidays, and amortization of leasehold improvements.    These changes are consistent with the views expressed by the Office of the Chief Accountant of the SEC on February 7, 2005 in a letter to the American Institute of Certified Public Accountants and other recent interpretations regarding certain operating lease accounting issues and their application under generally accepted accounting principles.

As a result of the Company’s determination to restate its financial statements as discussed above, the financial statements included in its previously filed Annual Report on Form 10-K for the year ended September 30, 2004, and in its previously filed Quarterly Report on Form 10-Q for the period ended December 31, 2004, should no longer be relied upon.

On May 10, 2005, the Company issued a press release discussing the above revisions (the “Release”).  The Release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference.

Item 8.01.  Other Events

The Release also announced that the Company had filed a Form 12b-25 with the Securities and Exchange Commission to obtain a five-day extension of the due date for the filing of its quarterly report on Form 10-Q for its second fiscal quarter ended March 31, 2005.

The Release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press release of Mothers Work, Inc. issued May 10, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: May 10, 2005	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Mothers Work, Inc. issued May 10, 2005